Exhibit 10.4

AMENDMENT TO EXTENSION OPTION AGREEMENT

The parties to this Amendment to Extension Option Agreement are Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC (“Amendment Agreement”).  This Amendment Agreement is entered into effective as of June 30, 2008.

R E C I T A L S:

WHEREAS, an Extension Option Agreement, dated effective April 14, 2008, was entered into by Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC (“Extension Option Agreement”);

WHEREAS, as of March 31, 2008, Gitte-Ten, LLC and Phoenix Energy, LLC merged with Gitte-Ten, LLC being the surviving company; and

WHEREAS, the parties desire to amend the Extension Option Agreement as set forth herein.

NOW, THEREFORE, for the consideration and on the terms set forth in this Amendment Agreement, the parties hereby agree as follows:

1.             Amendment No. 1.  The last sentence of Section 7.3 of the Extension Option Agreement is hereby amended to provide as follows:

“Provided that RER timely satisfies its requirements to exercise Extension Option Five, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on July 15, 2008.”

IN WITNESS WHEREOF, the authorized representatives of the parties are executing this Agreement effective as of the date set forth above.

ROCK ENERGY RESOURCES, INC. F/K/A
HANOVER GOLD COMPANY, INC.

By:
Name:	Rocky V. Emery
Title:	Chairman and Chief Executive Officer

SANTA MARIA PACIFIC, LLC

By:
Name:	David Pratt
Title:	Manager

GITTE-TEN, LLC d/b/a PHOENIX ENERGY, LLC

By:
Name:	David Pratt
Title:	Manager

NW CASMALIA PROPERTIES, LLC

By:
Name:	David Pratt
Title:	Manager

ORCUTT PROPERTIES, LLC

By:
Name:	David Pratt
Title:	Manager